UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001236424

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001236416

Nissan Motor Acceptance Corporation

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-210906-01	51-6538952
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 8, 2017, Nissan Wholesale Receivables Corporation II (“NWRC II”), Nissan Master Owner Trust Receivables (“Issuing Entity”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with MUFG Securities Americas Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of Series 2017-B Notes (the “Notes”) by NMOTR, a Delaware statutory trust established by a trust agreement, dated as of May 13, 2003, as amended and restated as of July 24, 2003, and as further amended and restated as of October 15, 2003 (as further amended, restated, modified and supplemented through the date hereof, the “Trust Agreement”), by and between NWRC II and the Owner Trustee. The Notes have an aggregate principal balance of $760,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-210906). It is anticipated that the Notes will be issued on or about May 15, 2017 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01 OTHER EVENTS

On the Closing Date, Issuing Entity and U.S. Bank National Association (the “Indenture Trustee”) will enter into a Series 2017-B Indenture Supplement, to be dated as of the Closing Date (the “Indenture Supplement”), to the Amended and Restated Indenture, dated as of October 15, 2003 (the “Indenture”), by and between NMOTR and the Indenture Trustee, pursuant to which NMOTR will issue the Notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the receivables securing the Notes.

Attached as Exhibit 4.1 is the form of Indenture Supplement and as Exhibit 10.1 is the form of Asset Representations Review Agreement. Other relevant documents relating to the issuance of the Notes have been previously filed with the Securities and Exchange Commission.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 8, 2017, among NWRC II, NMAC, Issuing Entity and MUFG Securities Americas Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Series 2017-B Indenture Supplement, to be dated as of May 15, 2017, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Asset Representations Review Agreement, to be dated as of May 15, 2017, by and between the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Steven W. Hetrick
Name:	Steven W. Hetrick
Title:	Treasurer

Date: May 10, 2017

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 8, 2017, among NWRC II, NMAC, Issuing Entity and MUFG Securities Americas Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Series 2017-B Indenture Supplement, to be dated as of May 15, 2017, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Asset Representations Review Agreement, to be dated as of May 15, 2017, by and between the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.